                                  UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                   FORM N-CSR

              CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

                              INVESTMENT COMPANIES

Investment Company Act file number  811-05083

             WORLDWIDE INSURANCE TRUST - WORLDWIDE REAL ESTATE FUND
               (Exact name of registrant as specified in charter)

                       99 Park Avenue, New York, NY 10016
               (Address of principal executive offices) (Zip code)

                         Van Eck Associates Corporation
                       99 PARK AVENUE, NEW YORK, NY 10016
                     (Name and address of agent for service)

Registrant's telephone number, including area code: (212) 687-5200

Date of fiscal year end:  DECEMBER 31

Date of reporting period: JUNE 30, 2007

Item 1. REPORT TO SHAREHOLDERS.

SEMI-ANNUAL REPORT JUNE 30, 2007 (unaudited)

                   Worldwide Insurance Trust

                            WORLDWIDE REAL ESTATE FUND

The information in the shareholder letter represents the personal opinions of the management team members and may differ from those of other portfolio managers or of the firm as a whole. This information is not intended to be a forecast of future events, a guarantee of future results or investment advice. Also, please note that any discussion of the Fund’s holdings, the Fund’s performance, and the views of the management team members are as of June 30, 2007, and are subject to change.

Worldwide Real Estate Fund

Dear Shareholder:

The Initial Class shares of Van Eck Worldwide Real Estate Fund gained 6.98% for the six months ended June 30, 2007. While the Fund kept pace with the broader stock market’s semi-annual total return of 6.96%, as measured by the S&P 500 Index1, but significantly outperformed the 0.62% total return posted by the Fund’s benchmark index, the S&P/Citigroup World Property Index.2

This semi-annual period marks the first time in which real estate investments (as measured by the benchmark index) lagged the general stock market after seven consecutive years of outperformance. Following such an extended rally, rising interest rates and declining profits from real estate both in the U.S. and abroad were the primary factors behind the correction.

As was the case for the past two years, global real estate investments outperformed domestic real estate companies during the first half of 2007, as indicated by the 6.45% decline of the Morgan Stanley Capital International (MSCI) US REIT Index.3 Indeed, global demand for real estate property companies and REITs* continued to grow during the period, given that they remain one of the few ways to invest directly in commercial real estate. In addition to providing opportunities for growth, they offer attractive income potential, and are generally more liquid than direct investments in property.

Worldwide Real Estate Fund takes a global approach to real estate investing. At the end of June 2007, 51.2% of the Fund’s net assets were invested outside of the U.S. As the Fund has international exposure, we are able to seek out the world’s most compelling real estate investments, which continue to expand. REITs or REIT-like structures today operate in more than twenty countries, and listed real estate companies operate in many more. We expect this trend to continue. During the semi-annual period, the U.K. introduced a REIT structure for the first time, and U.K. real estate stocks rose 46% in 2006 in anticipation of the introduction of REITs on January 1, 2007. Finland joined the list of countries seeking to introduce a REIT structure, and legislation regarding REITs, or their European equivalents, moved ahead in Germany, Italy and France. The Netherlands proposed legislation to update its Dutch REIT structure.

Market and Economic Review

The new year began well for real estate companies, driven in part by the proposed and then actual cash acquisition of Equity Office Properties Trust by Blackstone Group. But after eight consecutive months of strong performance, real estate companies generally struggled during February along with the late-month pullback in the broader equity market. The remainder of the period saw muted returns from the sector, as concerns about rising interest rates, declining profits, lower dividend yields and already priced-in earnings prospects dominated.

Even with the slump, investors continued to embrace real estate investments in select markets during the semi-annual period. Asian real estate stocks were by far the strongest of the three major real estate regions for the period, with performance of its countries positive across the board. Singapore advanced the most, with New Zealand, Hong Kong, Japan and Australia each producing solid positive returns as well. North American and European real estate stocks, on the other hand, lost ground. In North America, Canadian stocks pushed ahead strongly, significantly outpacing the negative results of U.S. companies. U.S. REITs were particularly weak, impacted by turmoil in the subprime mortgage market. Within Europe, which fell the most, results were nevertheless mixed. The major markets of the Netherlands and France each managed to generate gains. The smaller markets of Austria, Denmark, Finland, Norway and Switzerland also performed well. However, the major U.K. and Swedish markets dragged down the region, along with Belgium, Germany, Greece, Ireland, Italy, Luxembourg and Spain.

*

A real estate investment trust (REIT) is a company, usually traded publicly, that manages a portfolio of real estate and/or mortgages and is required to  distribute substantially all of its income to its shareholders.

Worldwide Real Estate Fund

That said, real estate companies in general and REITs in particular continued to benefit during the semi-annual period from strong demand, healthy growth and income fundamentals, and brisk merger and acquisition activity within the sector. Indeed, corporate action remained robust across all three major real estate regions. In fact, the drop in stock prices meant some property companies became more attractively valued than they had been in some time. For example, at the end of June, European property companies were trading on average at a market value equal to only 4% more than what their holdings were worth, the lowest in at least two years.

Among the asset class’ sub-sectors, regional mall and central business district-focused office REITs posted the strongest gains for the six-month period; storage and suburban-focused office REITs lagged on a relative basis.

Fund Review

The Fund clearly posted impressive relative returns, though results from individual stock selection and geographical allocation were mixed. In terms of its regional weightings, the Fund concentrated its investment in the U.S. during the period (41.2% of Fund net assets as of June 30), followed by Japan (15.9%). Despite strong merger and acquisition activity, the U.S. real estate market was weak, impacted by ongoing turmoil in the subprime mortgage market and the dramatic rise in interest rates. Fallout from New Century Financial’s troubles was especially hurtful. Once the U.S.’ second-largest subprime mortgage provider, New Century Financial stopped making new loans due to a lack of funds and, at the end of March, sat on the brink of bankruptcy. (The Fund had eliminated its position in New Century Financial in early February.) As for interest rates, the 10-year U.S. Treasury went from 4.70% at the start of the year to a peak of 5.30% before circling back to end June at 5.03%. Within its allocation to U.S. real estate companies, the Fund had significant exposure to the hotel sub-sector at the end of June 2007, an allocation which helped during the semi-annual period, as there was robust merger and acquisition activity within the sub-sector.

The Fund’s overweighted position in Japanese real estate stocks benefited the Fund’s relative performance, as Japan was a strong market during the period. Stock selection within Japan was also effective, with diversified real estate company Mitsui Fudosan (5.0% of Fund net assets as of June 30; +15.4%) a standout performer.

A shift from a significantly underweighted exposure to only a modestly underweighted position in China/Hong Kong real estate equities (9.9% of Fund net assets as of June 30), which also performed quite well, further added to the Fund’s relative results. Also benefiting the Fund’s relative performance was its underweighted allocation to the poorly-performing U.K. real estate market (2.5% of Fund net assets as of June 30). Finally, the Fund was helped by having no exposure to the Spanish real estate market, having eliminated its position in the prior fiscal year. Spain, along with the U.K., had led the European boom over the last several years and was hurt most by the recent slump.

On an individual stock basis, one of the top contributors to the Fund’s performance for the period was Ukranian diversified real estate investment company XXI Century Investments (1.2% of Fund net assets as of June 30), whose shares soared 80.2% over the six months. XXI Century Investments’ shares rose upon its announced plans to construct 13 premium hotels in and around the Ukrainian capital of Kiev. Another strong performer for the Fund during the semi-annual period was Philippine developer Megaworld (2.7% of Fund net assets as of June 30), whose shares climbed approximately 76%, boosted by its management’s announcement that it will pay its biggest ever dividend and its first cash payout. U.S. hotel REIT Equity Inns (2.1% of Fund net assets as of June 30) was also a top performer, with its shares advancing 44.2% for the six months. Equity Inns benefited most from its announcement that it had agreed to be acquired by Goldman Sachs’ real estate fund, Whitehall, in a deal worth $2.2 billion.

Of course, there were disappointments as well. Detracting from the Fund’s relative results were two U.K. companies—British Land and Land Securities

Worldwide Real Estate Fund

(1.3% and 1.1% of Fund net assets as of June 30, respectively), whose shares declined approximately 19.1% and 12.0%, respectively, giving back much of last year’s gains and trimming about $8.5 billion from their combined value. Each of these diversified REITs, the two biggest U.K. property companies, struggled amidst an environment in which increases in borrowing costs are eating into revenue from buying and renting commercial property. At the same time, prices of offices and malls in locations such as London are expected to fall over the near term. U.S. storage REIT Public Storage (1.3% of Fund net assets as of June 30) also detracted from the Fund’s performance, as its shares were down 20.3% for the period upon disappointing first quarter results. In particular, its net income decreased by nearly 50% over the same period in 2006 due primarily to the impact of certain items related to its merger with Shurgard Storage Centers.

During the semi-annual period, we added significantly to the Fund’s position in U.S. mortgage-backed securities REIT Annaly Capital Management (5.8% of Fund net assets at June 30). While Annaly Capital Management was pressured during the period by the slowdown in the housing sector and the worries over subprime mortgages, we believe the company continues to be well run and should benefit if yield spreads widen or the yield curve steepens over the months ahead. In addition to eliminating New Century Financial, as mentioned above, we also sold the Fund’s position in Australia’s Multiplex Group, which had been the Fund’s largest holding at the start of the year. In early June, Multiplex Group received an all-cash acquisition offer from Brookfield Asset Management. Multiplex Group’s stock had rallied in advance on speculation it would be bought, and thus confident that the deal would be completed, we took profits upon eliminating the position.

It is important to remember that as a diversified portfolio of global real estate securities, Worldwide Real Estate Fund is positioned to move into what it believes are the most attractive markets as they emerge, while attempting to diversify against adverse conditions in any single real estate market.

Though the Fund remains concentrated in North American real estate companies, we continue to seek favorable real estate market trends worldwide, ranging from short-term cyclical opportunities to broader long-term trends. Indeed, during the first half of the year, based primarily on comparatively attractive valuations, we increased the Fund’s allocations to real estate equities in the emerging markets of Asia. Newly established and increased positions in companies with exposure to China performed particularly well for the period. We also established a modest Fund allocation to real estate equities in Argentina (2.0% of Fund net assets as of June 30) during the period. We intend to continue to seek exposure to non-traditional real estate companies that offer potential downside protection based on its assets wherever they may be.

* * *

Our view for real estate over the remainder of 2007 remains constructive. We believe merger and acquisition fever, which has been a significant positive for the sector, is likely to remain high, even with capitalization rates low. Plus, the increasingly widespread trend of nations offering REITs or similar structures seems nearly commonplace now. Also, the prospects for stronger economic growth both in the U.S. and abroad remain positive. That said, we believe returns may not reach those seen over the past several years for a while longer, given the negative momentum of the last few months.

Overall, we believe REITs continue to be one of the most effective ways to invest directly in real estate. In addition to providing opportunities for growth, REITs offer attractive income potential and are generally more liquid than direct investments in real property. Real estate investments can also provide attractive diversification benefits to an investment portfolio. For these reasons and more, inflows into both investment real estate and real estate shares are anticipated to remain healthy across a wide spectrum of investors.

Real estate investing can be risky by definition, and the Fund takes on additional risk by investing in real estate companies in emerging markets. You can

Worldwide Real Estate Fund

lose money by investing in the Fund. Any investment in the Fund should be part of an overall investment program, not a complete program. The Fund’s investments are subject to the risks associated with investments in the real estate market and REITs. These risks could contribute to a decline in the value of the Fund’s investments and, consequently, the share price of the Fund. To the extent the Fund’s investments are concentrated in particular geographical regions, the Fund may be subject to certain of these risks to a greater degree. REITs have expenses, including advisory and administration fees that are paid by REIT shareholders. As a result, you will absorb duplicate levels of fees when the Fund invests in REITs. If certain investment vehicles fail, the Fund may end up holding actual real estate in settlement of investment claims, and this property may be hard to sell. The Fund is subject to risks associated with investments in emerging market securities, debt securities, derivatives, commodity-linked instruments, illiquid securities, asset-backed securities and CMOs. The Fund is also subject to inflation risk, short-sales risk, market risk, non-diversification risk and leverage risk

We appreciate your continued investment in Van Eck Worldwide Real Estate Fund, and we look forward to helping you meet your investment goals in the future.

Samuel R. Halpert
Investment Team Member

July 18, 2007

The performance quoted represents past performance. Past performance is no guarantee of future results; current performance may be lower or higher than the performance data quoted. Performance information reflects current temporary waivers of expenses and/or fees. Had the Fund incurred all expenses, investment returns would have been reduced. Investment return and value of shares of the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. These returns do not reflect the deduction of taxes that a shareholder would pay on Fund dividends and distributions or the redemption of Fund shares. These returns do not take variable annuity/life fees and expenses into account. Performance information current to the most recent month end is available by calling 1.800.826.2333.

The Fund is only available to life insurance and annuity companies to fund their variable annuity and variable life insurance products. These contracts offer life insurance and tax benefits to the beneficial owners of the Fund. Your insurance or annuity company charges fees and expenses for these benefits that are not reflected in this report or in the Fund’s performance, since they are not direct expenses of the Fund. Had these fees been included, returns would have been lower. For insurance products, performance figures do not reflect the cost for insurance and if they did, the performance shown would be significantly lower. A review of your particular life and/or annuity contract will provide you with much greater detail regarding these costs and benefits.

All reference to Fund assets refer to Total Net Assets.

All indices listed are unmanaged indices and do not reflect the payment of transaction costs, advisory fees or expenses that are associated with an investment in the Fund. An index’s performance is not illustrative of the Fund’s performance. Indices are not securities in which investments can be made.

Worldwide Real Estate Fund

1 The S&P (Standard & Poor’s) 500 Index is calculated with dividends reinvested. The Index consists of 500 widely held common stocks, covering industrial, utility, financial and transportation sectors.

2 The S&P/Citigroup World Property Index is calculated with dividends reinvested. The Index is made up of nearly 400 real estate companies in approximately 20 countries, weighted according to each country’s total “float” (share total) of companies eligible for the Index.

3 The MSCI (Morgan Stanley Capital International) US REIT Index is calculated with dividends reinvested. The Index is a total return index of the most actively traded REITs in the U.S., and is designed to be a measure of real estate equity performance.

Worldwide Real Estate Fund

Geographical Weightings*
as of June 30, 2007
(unaudited)

Top Sectors**
as of June 30, 2007 (unaudited)

Diversified	33.5%
Hotels and Motels	12.1%
Apartments	11.9%
Office	8.0%
Industrial	3.9%
Regional Malls	1.5%
General Contractors	1.4%
Storage	1.2%
Forest Products	1.2%
Land	0.7%
Other	10.0%
Repurchase Agreement	14.6%

*	Percentage of net assets.
**	Percentage of total investments before collateral for securities loaned.
Portfolio is subject to change.

Worldwide Real Estate Fund
Top Ten Equity Holdings as of June 30, 2007* (unaudited)

Annaly Capital Management, Inc.
(U.S., 5.8%)

Annaly Capital Management is a real estate investment trust that owns and manages a portfolio of mortgage backed securities, including mortgage pass-through certificates, collateralized mortgage obligations and other securities.

Post Properties, Inc.
(U.S., 5.7%)

Post Properties develops and operates upscale multi-family apartment communities in the southeastern and southwestern United States. The company operates as a self-administered and self-managed real estate investment trust, whose primary business consists of developing and managing Post brand-name apartment communities for its own account.

Mitsubishi Estate Co. Ltd.
(Japan, 5.0%)

Mitsubishi Estate invests in real estate properties in Japan and the United States. The company leases, manages and develops commercial buildings in central Tokyo. Mitsubishi Estate also develops and sells residential properties and parking lots and manages recreational facilities including golf and tennis clubs.

Mitsui Fudosan Co. Ltd.
(Japan, 5.0%)

Mitsui Fudosan provides overall real estate services, such as leasing, subdivision, construction, sales and maintenance of office buildings and residential housing. The company also manufactures building materials, operates commercial facilities, including hotels and golf courses, and provides financial services.

Sumitomo Realty & Development Co. Ltd.
(Japan, 4.0%)

Sumitomo Realty & Development develops, manages and sells houses and condominiums. The company also develops and manages real estate in overseas markets. Sumitomo undertakes infrastructure projects, manages real estate properties, provides financing services to its customers and operates fitness clubs and restaurants.

Lodgian, Inc.
(U.S., 3.9%)

Lodgian owns and operates full and mid-priced hotels in the United States and Canada. The company operates hotels under franchises such as Holiday Inn, Marriott, Hilton and Crowne Plaza.

SRE Group, Ltd.
(formerly Shanghai Real Estate Ltd.)
(Hong Kong, 3.6%)

SRE Group, through its subsidiaries, develops and invests in residential real estate in the People’s Republic of China. The company also constructs and operates telecommunications broadband networks as well as researches, develops, manufactures and sells photo electronic products, computer hardware and computer software.

Hilton Hotels Corp.
(U.S., 3.1%)

Hilton Hotels is a global hospitality company that owns, manages and franchises hotels. The company operates hotels in the United States and other countries around the world. Hilton Hotels also has vacation ownership operations.

Denny’s Corp.
(U.S., 3.1%)

Denny’s Corp. is a full-service family restaurant chain, operating directly and through franchisees. The company’s restaurants operate under the Denny’s name in the United States, Canada, Costa Rica, Guam, Mexico, New Zealand and Puerto Rico.

Lend Lease Corp. Ltd.
(Australia, 3.0%)

Lend Lease provides real estate project management, project design, project financing and construction services along with property development. The company also provides real estate investment management services and serves clients that invest in real estate equity or debt. The group also services commercial real estate loans.

*	Portfolio is subject to change. Company descriptions courtesy of Bloomberg.com.

Worldwide Real Estate Fund
Explanation of Expenses (unaudited)

Hypothetical $1,000 investment at beginning of period

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including program fees on purchase payments; and (2) ongoing costs, including management fees and other Fund expenses. This disclosure is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The disclosure is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, January 1, 2007 to June 30, 2007.

Actual Expenses

The first line in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line in the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as program fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

		Beginning Account Value January 1, 2007	Ending Account Value June 30, 2007	Expenses Paid During Period* January 1, 2007- June 30, 2007

Initial Class	Actual	$1,000.00	$1,069.80	$5.65
	Hypothetical**	$1,000.00	$1,019.34	$5.51

Class R1	Actual	$1,000.00	$1,070.20	$5.65
	Hypothetical**	$1,000.00	$1,019.34	$5.51

*

Expenses are equal to the Fund’s annualized expense ratio (for the six months ended June 30, 2007) of 1.10% on Initial Class Shares and 1.10% on Class R1 Shares, multiplied by the average account value over the period, multiplied by 181 divided by 365 (to reflect the one-half-year period).

**	Assumes annual return of 5% before expenses.

Worldwide Real Estate Fund
Schedule of Investments
June 30, 2007 (unaudited)

Number of Shares		Value

COMMON STOCKS: 92.4%
Argentina: 2.0%
35,000	IRSA Inversiones y Representacionew (GDR) *	$647,500

Australia: 3.0%
61,324	Lend Lease Corp. Ltd. #	962,620

Canada: 7.5%
33,375	Brookfield Properties Corp. (USD)	811,346
70,800	Killam Properties, Inc.	614,785
36,800	Mainstreet Equity Corp. *	606,280
13,900	Timberwest Forest Corp., Stapled Units	234,875
10,000	Timberwest Forest Corp., Stapled Units R	168,974

		2,436,260

China/Hong Kong: 9.9%
30,000	Cheung Kong Holdings Ltd. #	393,107
200,000	Hang Lung Properties Ltd. #	690,586
3,000,000	SRE Group, Ltd. #	1,162,146
20,000	Sun Hung Kai Properties Ltd. #	240,653
1,000,000	Tian An China Investment #	703,863

		3,190,355

France: 1.0%
1,250	Unibail #	319,667

Germany: 1.8%
15,000	IVG Immobilien AG † #	588,874

INDIA: 0.7%
28,000	Hirco PLC (GBP) * #	224,852

Indonesia: 1.5%
20,000,000	Kawasan Industri Jababeka Tbk PT * #	475,920

Italy: 0.9%
200,000	Beni Stabili S.p.A. #	291,032

Japan: 15.9%
12,000	Goldcrest Co. Ltd. † #	614,588
59,000	Mitsubishi Estate Co. Ltd. #	1,600,708
57,000	Mitsui Fudosan Co. Ltd. #	1,597,615
40,000	Sumitomo Realty & Development Co. Ltd. † #	1,302,658

		5,115,569

Number of Shares		Value

Philippines: 2.7%
10,000,000	Megaworld Corp. * #	$864,467

Thailand: 0.6%
305,600	Ticon Industrial Connection PCL #	190,326

Ukraine: 1.2%
15,000	XXI Century Investments Public Ltd. (GBP) * #	378,260

United Kingdom: 2.5%
16,160	British Land Co. PLC #	432,428
10,562	Land Securities Group PLC #	367,826

		800,254

United States: 41.2%
130,000	Annaly Capital Management, Inc. †	1,874,600
10,000	Apartment Investment & Management Co. (Class A) †	504,200
9,000	Boston Properties, Inc.	919,170
225,000	Denny’s Corp. *†	1,001,250
30,000	Equity Inns, Inc. †	672,000
10,000	General Growth Properties, Inc. †	529,500
30,300	Hilton Hotels Corp.	1,014,141
3,061	Host Hotels & Resorts, Inc. †	70,770
10,000	Liberty Property Trust †	439,300
84,400	Lodgian, Inc. *†	1,268,532
11,500	Mesabi Trust †	238,625
20,000	MVC Capital, Inc.	376,200
35,000	Post Properties, Inc. †	1,824,550
12,000	Prologis	682,800
5,500	Public Storage, Inc. †	422,510
5,000	SL Green Realty Corp. †	619,450
5,000	Starwood Hotels & Resorts Worldwide, Inc. (Paired Certificate)	335,350
17,000	Walter Industries, Inc.	492,320

		13,285,268

Total Common Stocks (Cost: $16,349,965)		29,771,224

See Notes to Financial Statements

Worldwide Real Estate Fund
Schedule of Investments
June 30, 2007 (unaudited) (continued)

	Principal Amount	Value

REPURCHASE AGREEMENT: 15.8%
State Street Bank & Trust Co., 4.30% (dated 6/29/07, due 7/2/07, repurchase price $5,092,824, collateralized by $5,260,000 Federal Home Loan Bank, 4.375%, due 9/17/10 with a value of $5,192,882)
(Cost: $5,091,000)	$5,091,000	$5,091,000

Total Investments Before Collateral for Securities Loaned: 108.2%
(Cost: $21,440,965)		34,862,224

	Number of Shares

SHORT TERM INVESTMENT HELD AS COLLATERAL FOR SECURITIES LOANED: 20.2%
State Street Navigator Securities Lending Prime Portfolio
(Cost: $6,517,889)	6,517,889	6,517,889

Total Investments: 128.4%
(Cost: $27,958,854)		41,380,113

Liabilities in excess of other assets: (28.4)%		(9,143,896)

NET ASSETS: 100.0%		$32,236,217

GBP -	British Pound

GDR -	Global Depositary Receipt

USD -	United States Dollar

*	-	Non-income producing

†	-	Security fully or partially on loan. Total market value of securities loaned is $6,307,507

#	-

Indicates a fair valued security which has not been valued using an independent quote, but has been valued pursuant to guidelines established by the Board of Trustees. The aggregate value for fair valued securities is $13,402,195, which represented 41.6% of net assets.

R	-

All or a portion of the security is exempt from registration under Rule 144A of the Securities Act of 1933, as amended, or otherwise restricted. This security may be resold in transactions exempt from registration, normally to qualified institutional buyers. At June 30, 2007, this security is considered liquid and the market value amounted to $168,974 or 0.5% of net assets.

Restricted security held by the Fund is as follows:

Security	Acquisition Date	Number of Shares	Acquisition Cost	Value	% of Net Assets

Timberwest Forest Corp.	8/8/2000	10,000	$ 69,361	$ 168,974	0.5%

Summary of Investments by Industry Excluding Collateral for Securities Loaned	% of Investments	Value

Apartments	11.9%	$4,164,403
Diversified	33.5	11,679,543
Forest Products	1.2	403,849
General Contractors	1.4	492,320
Hotels and Motels	12.1	4,225,260
Industrial	3.9	1,349,046
Land	0.7	238,625
Office	8.0	2,789,266
Other	10.0	3,476,902
Regional Malls	1.5	529,500
Storage	1.2	422,510

Total Common Stocks	85.4	29,771,224
Repurchase Agreement	14.6	5,091,000

Total Investments	100.0%	$34,862,224

See Notes to Financial Statements

Worldwide Real Estate Fund

Statement of Assets and Liabilities
June 30, 2007 (unaudited)

Assets:
Investments, at value (Cost $21,440,965)	$34,862,224
Cash	12,768
Short term investment held as collateral for securities loaned (Cost: $6,517,889)	6,517,889
Receivables:
Shares of beneficial interest sold	93,410
Dividends and interest	85,526
Prepaid expenses	445

Total assets	41,572,262

Liabilities:
Payables:
Securities purchased	2,560,606
Shares of beneficial interest redeemed	195,818
Collateral for securities loaned	6,517,889
Due to Adviser	19,136
Deferred Trustee fees	1, 247
Accrued expenses	41,349

Total liabilities	9,336,045

NET ASSETS	$32,236,217

Initial Class Shares:
Net Assets	$24,068,441

Shares of beneficial interest outstanding	1,344,079

Net asset value, redemption and offering price per share	$17.91

Class R1 Shares:
Net Assets	$8,167,776

Shares of beneficial interest outstanding	458,679

Net asset value, redemption and offering price per share	$17.81

Net Assets consist of:
Aggregate paid in capital	$18,038,809
Unrealized appreciation of investments and foreign currency transactions	13,419,351
Undistributed net investment income	261,739
Undistributed net realized gain	516,318

$32,236,217

See Notes to Financial Statements

Worldwide Real Estate Fund

Statement of Operations
Six Months Ended June 30, 2007 (unaudited)

Income:
Dividends (net of foreign taxes withheld of $8,415)		$274,150
Interest		67,721
Securities lending income		5,925

Total income		347,796
Expenses:
Management fees	$160,316
Professional fees	23,338
Reports to shareholders	14,015
Custodian fees	6,783
Transfer agent fees — Initial Class Shares	5,697
Transfer agent fees — Class R1 Shares	5,602
Trustees’ fees and expenses	2,503
Insurance	2,472
Interest	417
Other	1,077

Total expenses	222,220
Expenses assumed by the Adviser	(46,560)

Net expenses		175,660

Net investment income		172,136

Realized and Unrealized Gain (Loss) on Investments:
Net realized gain on investments sold		575,536
Net realized loss from foreign currency transactions		(6,023)
Net change in unrealized appreciation (depreciation) of investments		1,309,868
Net change in unrealized appreciation (depreciation) of foreign denominated assets and liabilities		95

Net realized and unrealized gain on investments		1,879,476

Net Increase in Net Assets Resulting from Operations		$2,051,612

See Notes to Financial Statements

Worldwide Real Estate Fund

Statements of Changes in Net Assets

	Six Months Ended June 30, 2007	Year Ended December 31, 2006

	(unaudited)
Operations:
Net investment income	$172,136	$518,827
Net realized gain on investments and foreign currency transactions	569,513	2,953,736
Net change in unrealized appreciation (depreciation) of investments and foreign denominated assets and liabilities	1,309,963	3,255,063

Net increase in net assets resulting from operations	2,051,612	6,727,626

Dividends and distributions to shareholders:
Dividends from net investment income
Initial Class Shares	(242,726)	(266,382)
Class R1 Shares	(79,744)	(89,065)

	(322,470)	(355,447)

Distributions from net realized capital gains
Initial Class Shares	(2,338,459)	(4,961,274)
Class R1 Shares	(768,268)	(1,658,797)

	(3,106,727)	(6,620,071)

Total dividends and distributions	(3,429,197)	(6,975,518)

Share transactions*:
Proceeds from sales of shares
Initial Class Shares	5,774,068	9,109,665
Class R1 Shares	1,388,438	1,551,608

	7,162,506	10,661,273

Reinvestment of dividends and distributions
Initial Class Shares	2,581,185	5,227,656
Class R1 Shares	848,012	1,747,862

	3,429,197	6,975,518

Cost of shares redeemed
Initial Class Shares	(5,351,932)	(8,565,745)
Class R1 Shares	(775,221)	(1,364,011)
Redemption fees	223	165

	(6,126,930)	(9,929,591)

Net increase in net assets resulting from share transactions	4,464,773	7,707,200

Total increase in net assets	3,087,188	7,459,308

Net Assets:
Beginning of period	29,149,029	21,689,721

End of period (including undistributed net investment income of $261,739 and $418,096, respectively)	$32,236,217	$29,149,029

* Shares of beneficial interest issued and redeemed (unlimited number of $.001 par value shares authorized):

Initial Class Shares:
Shares sold	317,904	546,279
Shares reinvested	147,750	339,458
Shares redeemed	(295,384)	(504,855)

Net increase	170,269	380,883

Class R1 Shares:
Shares sold	76,544	93,089
Shares reinvested	48,821	114,090
Shares redeemed	(43,005)	(82,348)

Net increase	82,359	124,831

See Notes to Financial Statements

Worldwide Real Estate Fund

Financial Highlights
For a share outstanding throughout each period:

	Initial Class Shares

	Six Months Ended June 30, 2007
			Year Ended December 31,

			2006	2005	2004	2003	2002

	(unaudited)
Net Asset Value, Beginning of Period	$18.83		$20.78	$17.75	$13.24	$10.07	$10.87

Income (Loss) from Investment Operations:
Net Investment Income	0.09		0.32	0.73	0.49	0.33	0.38
Net Realized and Unrealized Gain (Loss) on Investments	1.17		4.58	2.86	4.24	3.06	(0.85)

Total from Investment Operations	1.26		4.90	3.59	4.73	3.39	(0.47)

Less:
Dividends from Net Investment Income	(0.21)		(0.35)	(0.38)	(0.22)	(0.22)	(0.33)
Distributions from Net Realized Capital Gains	(1.97)		(6.50)	(0.18)	—	—	—

Total Dividends and Distributions	(2.18)		(6.85)	(0.56)	(0.22)	(0.22)	(0.33)

Redemption fees	—	(c)	— (c)	— (c)	— (c)	—	—

Net Asset Value, End of Period	$17.91		$18.83	$20.78	$17.75	$13.24	$10.07

Total Return (a)	6.98	%(e)	30.92%	21.01%	36.21%	34.50%	(4.48)%

Ratios/Supplementary Data
Net Assets, End of Period (000)	$24,068		$22,099	$16,479	$28,163	$19,344	$15,309
Ratio of Gross Expenses to Average Net Assets	1.36	%(d)	1.36%	1.36%	1.45%	1.49%	1.48%
Ratio of Net Expenses to Average Net Assets (b)	1.10	%(d)	1.10%	1.10%	1.20%	1.49%	1.48%
Ratio of Net Investment Income to Average Net Assets	1.07	%(d)	2.11%	1.99%	3.52%	2.68%	3.04%
Portfolio Turnover Rate	15	%(e)	26%	22%	29%	19%	139%

(a)

Total return is calculated assuming an initial investment of $10,000 made at the net asset value at the beginning of the period, reinvestment of any dividends and distributions at net asset value on the dividend/distribution payment date and a redemption on the last day of the period. The return does not reflect the deduction of taxes that a shareholder would pay on Fund dividends/ distributions or the redemption of Fund shares.

(b)

Excluding interest expense, the ratio would be 1.46% for the year ended December 31, 2002. The ratio for all other periods shown would be unchanged if any interest expense incurred during those periods were excluded.

(c)	Amount represents less than $0.005 per share

(d)	Annualized

(e)	Not annualized

See Notes to Financial Statements

Worldwide Real Estate Fund

Financial Highlights
For a share outstanding throughout each period:

	Class R1 Shares

	Six Months Ended June 30, 2007		Year Ended December 31,		For the Period May 1, 2004* Through December 31, 2004

			2006	2005

	(unaudited)
Net Asset Value, Beginning of Period	$18.73		$20.72	$17.70	$13.55

Income (Loss) from Investment Operations:
Net Investment Income	0.08		0.32	0.41	0.18
Net Realized and Unrealized Gain (Loss) on Investments	1.18		4.54	3.17	3.97

Total from Investment Operations	1.26		4.86	3.58	4.15

Less:
Dividends from Net Investment Income	(0.21)		(0.35)	(0.38)	—
Distributions from Net Realized Capital Gains	(1.97)		(6.50)	(0.18)	—

Total Dividends and Distributions	(2.18)		(6.85)	(0.56)	—

Redemption fees	—	(c)	— (c)	— (c)	—	(c)

Net Asset Value, End of Period	$17.81		$18.73	$20.72	$17.70

Total Return (a)	7.02	%(e)	30.81%	21.01%	30.63	%(e)

Ratios/Supplementary Data
Net Assets, End of Period (000)	$8,168		$7,050	$5,210	$2,915
Ratio of Gross Expenses to Average Net Assets	1.46	%(d)	1.47%	1.62%	2.46	%(d)
Ratio of Net Expenses to Average Net Assets (b)	1.10	%(d)	1.10%	1.10%	1.10	%(d)
Ratio of Net Investment Income to Average Net Assets	1.08	%(d)	2.11%	2.23%	4.01	%(d)
Portfolio Turnover Rate	15	%(e)	26%	22%	29%

(a)

Total return is calculated assuming an initial investment of $10,000 made at the net asset value at the beginning of the period, reinvestment of any dividends and distributions at net asset value on the dividend/distribution payment date and a redemption on the last day of the period. The return does not reflect the deduction of taxes that a shareholder would pay on Fund dividends/ distributions or the redemption of Fund shares.

(b)	The ratio of net expenses to average net assets for all periods shown would be unchanged if any interest expense incurred during those periods were excluded.

(c)	Amount represents less than $0.005 per share

(d)	Annualized

(e)	Not annualized

*	Inception date of Class R1 Shares.

See Notes to Financial Statements

Worldwide Real Estate Fund

Notes To Financial Statements
June 30, 2007 (unaudited)

Note 1—Fund Organization—Van Eck Worldwide Insurance Trust (the “Trust”), is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Trust was organized as a Massachusetts business trust on January 7, 1987. The Worldwide Real Estate Fund (the “Fund”) is a non-diversified series of the Trust and seeks to maximize return by investing in equity securities of domestic and foreign companies that own significant real estate assets or that are principally engaged in the real estate industry. The Fund offers two classes of shares: Initial Class Shares that have been continuously offered since the inception of the Fund and Class R1 Shares that became available for purchase on May 1, 2004. The two classes are identical except Class R1 Shares are, under certain circumstances, subject to a redemption fee on redemptions within 60 days.

Note 2—Significant Accounting Policies—The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that effect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

The following is a summary of significant accounting policies followed by the Fund.

A. Security Valuation—Securities traded on national exchanges or traded on the NASDAQ National Market System are valued at the last sales price as reported at the close of each business day. Securities traded on the NASDAQ Stock Market are valued at the NASDAQ official closing price. Over-the-counter securities not included in the NASDAQ National Market System and listed securities for which no sale was reported are valued at the mean of the bid and ask prices. Securities for which market values are not readily available, or whose values have been affected by events occurring before the Fund’s pricing time (4:00 p.m. Eastern Time) but after the close of the securities’ primary market, are valued using methods approved by the Board of Trustees. The Fund may also fair value securities in other situations, for example, when a particular foreign market is closed but the Fund is open. The price which the Fund may realize upon sale of an investment may differ materially from the value presented on the Schedule of Investments. Short-term obligations purchased with more than sixty days remaining to maturity are valued at market value. Short-term obligations purchased with sixty days or less to maturity are valued at amortized cost, which with accrued interest approximates market value. Forward foreign currency contracts are valued at the spot currency rate plus an amount (“points”) which reflects the differences in interest rates between the U.S. and foreign markets. Securities for which quotations are not available are stated at fair value as determined by a Pricing Committee of the Adviser appointed by the Board of Trustees. Certain factors such as economic conditions, political events, market trends and security specific information are used to determine the fair value for these securities. Short-term investments held as collateral for securities loaned are valued at net asset value.

B. Federal Income Taxes—It is the Fund’s policy to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

C. Currency Translation—Assets and liabilities denominated in foreign currencies and commitments under forward foreign currency contracts are translated into U.S. dollars at the mean of the quoted bid and ask prices of such currencies as of the close of each business day. Purchases and sales of investments are translated at the exchange rates prevailing when such investments are acquired or sold. Income and expenses are translated at the exchange rates prevailing when accrued. The portion of realized and unrealized gains and losses on investments that result from fluctuations in foreign currency exchange rates is not separately disclosed. Recognized gains or losses attributable to foreign currency fluctuations on foreign currency denominated assets, other than investments, and liabilities are recorded as net realized gains and losses from foreign currency transactions.

D. Dividends and distributions to shareholders—Dividends to shareholders from net investment income and distributions from net realized capital gains, if any, are declared and paid annually. Income dividends and capital gain distributions are determined in accordance with income tax regulations, which may differ from such amounts determined in accordance with U.S. generally accepted accounting principles.

E. Other—Security transactions are accounted for on trade date. Dividend income is recorded on the ex-dividend date. Dividends on foreign securities are recorded when the Fund is informed of such dividends. Realized gains and losses are calculated on the specific identified cost basis. Interest income, including amortization on premiums and discounts, is accrued as earned. Estimated foreign taxes that are expected to be withheld from proceeds at the sale of certain foreign investments are accrued by the Funds and decrease the unrealized gain on investments.

Income, expenses (excluding class-specific expenses) and realized/unrealized gains/losses are allocated proportionately to each class of shares based upon the relative net asset value of outstanding shares of each class at the beginning of the day (after adjusting for current capital share activity of the respective classes). Class-specific expenses are charged directly to the applicable class of shares.

F. Restricted Securities—The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Fund’s “Schedule of Investments.”

Note 3—Management Fees—Van Eck Associates Corporation (the “Adviser”) is the investment adviser to the Fund. The Adviser receives a management fee, calculated daily and payable monthly based on an annual rate of 1.00% of the average daily net assets. The Adviser agreed to assume expenses exceeding 1.10% of the average daily net assets except for interest, taxes, and extraordinary expenses for the period May 1, 2007 through April 30, 2008. For the six months ended June 30, 2007, the Adviser assumed expenses in the amount of $46,560. Certain of the officers and trustees of the Trust are officers, directors or stockholders of the Adviser and Van Eck Securities Corporation, the Distributor.

Worldwide Real Estate Fund

Notes To Financial Statements (continued)

Note 4—Investments—For the six months ended June 30, 2007, the cost of purchases and proceeds from sales of investments, other than U.S. government securities and short-term obligations, aggregated $4,514,874 and $4,611,600, respectively.

Note 5—Income Taxes—For Federal income tax purposes, the identified cost of investments owned at June 30, 2007 was $27,908,236 and net unrealized appreciation aggregated $13,471,877, of which $13,523,393 related to appreciated securities and $51,516 related to depreciated securities.

The tax character of dividends and distributions paid to shareholders was as follows:

	During the Six Months Ended June 30, 2007	During the Year Ended December 31, 2006

Ordinary income	$330,336	$870,794
Long term capital gains	3,098,861	6,104,724

Total	$3,429,197	$6,975,518

Note 6—Concentration of Risk—The Fund may purchase securities on foreign exchanges. Securities of foreign issuers involve special risks and considerations not typically associated with investing in U.S. issuers. These risks include devaluation of currencies, less reliable information about issuers, different securities transaction clearance and settlement practices, and future adverse political and economic developments. These risks are heightened for investments in emerging market countries. Moreover, securities of many foreign issuers and their markets may be less liquid and their prices more volatile than those of comparable U.S. issuers.

At June 30, 2007, the aggregate shareholder accounts of five insurance companies own approximately 39%, 30%, 13%, 10% and 5% of the Initial Class Shares and one of whom owns approximately 100% of the Class R1 Shares.

Note 7—Warrants—The Fund may invest in warrants whose values are linked to indices or underlying instruments. The Fund may use these warrants to gain exposure to markets that might be difficult to invest in through conventional securities. Warrants may be more volatile than their linked indices or underlying instruments. Potential losses are limited to the amount of the original investment.

Note 8—Forward Foreign Currency Contracts—The Fund may buy or sell forward foreign currency contracts to settle purchases and sales of foreign denominated securities. The Fund may incur additional risk from investments in forward foreign currency contracts if the counterparty is unable to fulfill its obligations or there are unanticipated movements of the foreign currency relative to the U.S. dollar. Realized gains and losses from forward foreign currency contracts are included in realized gains and losses from foreign currency transactions on the Statement of Operations. At June 30, 2007, the Fund had no forward foreign currency contracts outstanding.

Note 9—Trustee Deferred Compensation Plan—The Trust has a Deferred Compensation Plan (the “Plan”) for Trustees under which the Trustees can elect to defer receipt of all or a portion of their trustee fees until retirement, disability or termination from the Board of Trustees. The fees otherwise payable to the participating Trustees are deemed invested in shares of the Van Eck Funds (another registered investment company managed by the Adviser) as directed by the Trustees.

The expense for the deferred compensation plan is included in “Trustees fees and expenses” in the Statement of Operations. The liability for the deferred compensation plan is shown as “Deferred Trustee fees” in the Statement of Assets and Liabilities.

Note 10—Bank Line of Credit—The Trust may participate with the Van Eck Funds (together the “Funds”) in a $10 million committed credit facility (“Facility”) to be utilized for temporary financing until the settlement of sales or purchases of portfolio securities, the repurchase or redemption of shares of the Funds, including the Fund, at the request of the shareholders and other temporary or emergency purposes. The Funds have agreed to pay commitment fees, pro rata, based on the unused but available balance. Interest is charged to the Funds at rates based on prevailing market rates in effect at the time of borrowings. During the six months ended June 30, 2007, there were no borrowings by the Fund under the Facility.

Note 11—Repurchase Agreements—Collateral for repurchase agreements, in the form of U.S. government obligations, the value of which must be at least 102% of the underlying repurchase agreement, is held by the Fund’s custodian. In the remote chance the counterparty should fail to complete the repurchase agreement, realization and retention of the collateral may be subject to legal proceedings and the Fund would become exposed to market fluctuations on the collateral.

Note 12—Securities Lending—To generate additional income, the Fund may lend its securities pursuant to a securities lending agreement with State Street Bank & Trust Co., the securities lending agent and also the Fund’s custodian. The Fund may lend up to 50% of its investments, requiring that the loan be continuously collateralized by cash, U.S. government or U.S. government agency securities, shares of an investment trust or mutual fund, or any combination of cash and such securities at all times to at least 102% (105% for foreign securities) of the market value plus accrued interest on the securities loaned. During the term of the loan, the Fund will continue to receive any dividends or amounts equivalent thereto, on the securities loaned while receiving a fee from the borrower or earning interest on the investment of the cash collateral. Securities lending income is disclosed as such in the Statement of Operations. The collateral for securities loaned is recognized in the Schedule of Investments and the Statement of Assets and Liabilities. The cash collateral is maintained on the Fund’s behalf by the lending agent and is invested in the State Street Navigator Securities Lending Prime Portfolio. Loans are subject to termination at the option of the borrower or the Fund. Upon termination of the loan, the borrower will return to the lender securities identical to the securities loaned. The Fund may pay reasonable finders’, administrative and custodial fees in connection with a loan of its securities and shares the interest earned on the collateral with the securities lending agent. The Fund bears the risk of delay in recovery of, or even loss of rights in, the securities loaned should the borrower of the securities fail financially. At June 30, 2007, the market value of securities loaned was $6,307,507, and the related collateral for securities on loan was $6,517,889.

Worldwide Real Estate Fund

Notes To Financial Statements (continued)

Note 13—New Accounting Policy—In September 2006, FASB issued Statement on Financial Accounting Standards No. 157, “Fair Value Measurements” (“FAS 157”). This standard clarifies the definition of fair value for financial reporting, establishes a framework for measuring fair value and requires additional disclosures about the use of fair value measurements. FAS 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. As of June 30, 2007, the Fund does not believe the adoption of FAS 157 will impact the amounts reported in the financial statements, however, additional disclosures will be required about the inputs used to develop the measurements of fair value and the effect of certain of the measurements reported in the statement of operations for a fiscal period.

Note 14—Regulatory Matters—In connection with their investigations of practices identified as “market timing” and “late trading” of mutual fund shares, the Office of the New York State Attorney General (“NYAG”) and the SEC have requested and received information from the Adviser. The Adviser will cooperate with such investigations. If it is determined that the Adviser or its affiliates engaged in improper or wrongful activity that caused a loss to a Fund, the Board of Trustees of the Funds will determine the amount of restitution that should be made to a Fund or its shareholders. At the present time, the amount of such restitution, if any, has not been determined.

In July 2004, the Adviser received a “Wells Notice” from the SEC in connection with the SEC’s investigation of market-timing activities. This Wells Notice informed the Adviser that the SEC staff is considering recommending that the SEC bring a civil or administrative action alleging violations of U.S. securities laws against the Adviser and two of its senior officers. Under SEC procedures, the Adviser has an opportunity to respond to the SEC staff before the staff makes a formal recommendation. The time period for the Adviser’s response has been extended until further notice from the SEC. There cannot be any assurance that, if the SEC and/or the NYAG were to assess sanctions against the Adviser, such sanctions would not materially and adversely affect the Adviser.

Van Eck Worldwide Insurance Trust

Worldwide Bond Fund

Worldwide Emerging Markets Fund

Worldwide Hard Assets Fund

Worldwide Real Estate Fund

Approval of Advisory Agreements

The Investment Company Act of 1940, as amended (the “1940 Act”), provides, in substance, that each investment advisory agreement between a fund and its investment adviser will continue in effect from year to year only if its continuance is approved at least annually by the Board of Trustees (the “Board”), including by a vote of a majority of the Trustees who are not “interested persons” of the Funds (“Independent Trustees”), cast in person at a meeting called for the purpose of considering such approval.

In considering the renewal of the investment advisory agreements, the Board, comprised exclusively of Independent Trustees, reviewed and considered information that had been provided by Van Eck Associates Corporation, the Funds’ Adviser (the “Adviser”), throughout the year at regular Board meetings, as well as information requested by the Board and furnished by the Adviser for the meetings of the Board held on May 30 and 31, 2007 to specifically consider the renewal of each Fund’s investment advisory agreement. This information included, among other things, the following:

•	Information about the overall organization of the Adviser and the Adviser’s short-term and long-term business plan with respect to its mutual fund operations;

•	The Adviser’s consolidated financial statements for the past three fiscal years;

•	A description of the advisory agreements with the Funds, their terms and the services provided under each agreement;

•

Descriptions of the qualifications, education and experience of the individual investment professionals whose responsibilities include portfolio management and investment research for the Funds, and information relating to their compensation and responsibilities with respect to managing other mutual funds and investment accounts;

•

Presentations by the Adviser’s key investment personnel with respect to the Adviser’s investment strategies and general investment outlook in relevant markets, and the resources available to support the implementation of such investment strategies;

•

An independently prepared report comparing the management fees and non-investment management expenses of each Fund during its fiscal year ended December 31, 2006 with those of (i) the universe of funds with a similar investment strategy, offered in connection with variable insurance products (the “Expense Universe”), and (ii) a sub-group of the Expense Universe consisting of funds of comparable size and fees and expense structure (the “Peer Group”);

•

An independently prepared report comparing each Fund’s annualized investment performance for the one- through five-year periods ended December 31, 2006 with those of (i) the universe of funds with a similar investment strategy, offered in connection with variable insurance products (the “Performance Universe”), (ii) its Peer Group, and (iii) appropriate benchmark indices as identified by an independent data provider;

•	An analysis of the profitability of the Adviser with respect to the services it provides to each Fund and the Van Eck complex of mutual funds as a whole;

•

Information regarding other accounts and investment vehicles managed by the Adviser, their investment strategy, the net assets under management in each such account and vehicle, and the individuals that are performing investment management functions with respect to each such account and vehicle;

•

Information concerning the Adviser’s compliance program, the resources devoted to compliance efforts undertaken by the Adviser and its affiliates on behalf of the Funds, and reports regarding a variety of compliance-related issues;

Van Eck Worldwide Insurance Trust

Approval of Advisory Agreements (continued)

•	Reports with respect to the Adviser’s brokerage practices, including the benefits received by the Adviser from research acquired with soft dollars; and

•	Other information provided by the Adviser in its response to a comprehensive questionnaire prepared by independent legal counsel on behalf of the Independent Trustees.

In considering whether to approve the investment advisory agreements, the Board evaluated the following factors: (1) the quality, nature, cost and character of the investment management as well as the administrative and other non-investment management services provided by the Adviser and its affiliates; (2) the nature, quality and extent of the services performed by the Adviser in interfacing with, and monitoring the services performed by, third parties, such as the Funds’ custodian, transfer agent, sub-accounting agent and independent auditors, and the Adviser’s commitment and efforts to review the quality and pricing of third party service providers to the Funds with a view to reducing non-management expenses of the Funds; (3) the terms of the advisory agreements and the reasonableness and appropriateness of the particular fee paid by each Fund for the services described therein; (4) the Adviser’s willingness to reduce the cost of the Funds to shareholders from time to time by means of waiving a portion of its management fees or paying expenses of the Funds; (5) the services, procedures and processes used to determine the value of Fund assets, and the actions taken to monitor and test the effectiveness of such services, procedures and processes; (6) the ongoing efforts of, and resources devoted by, the Adviser with respect to the development of a comprehensive compliance program and written compliance policies and procedures, and the implementation of recommendations of independent consultants with respect to a variety of compliance issues; (7) the responsiveness of the Adviser and its affiliated companies to inquiries from, and examinations by, regulatory agencies such as the Securities and Exchange Commission (“SEC”); (8) the Adviser’s record of compliance with its policies and procedures; and (9) the ability of the Adviser to attract and retain quality professional personnel to perform investment advisory and administrative services for the Funds.

The Board considered the fact that the Adviser had received in 2004 a Wells Notice from the SEC, as well as a request for information from the Office of the New York State Attorney General (“NYAG”), in connection with on-going investigations concerning market timing and related matters. The Board determined that the Adviser continues to cooperate with the Board in connection with these matters and that the Adviser has taken appropriate steps to implement policies and procedures reasonably designed to prevent harmful market timing activities by investors in the Funds. In addition, the Board concluded that the Adviser has acted in good faith in providing undertakings to the Board to make restitution of damages, if any, that may have resulted from any prior wrongful actions of the Adviser and that it would be appropriate to permit the SEC and the NYAG to bring to conclusion their pending regulatory investigations prior to the Board making any final determination of its own with respect to these same matters.

The Board considered the fact that the Adviser is managing other investment products and vehicles, including hedge funds and separate accounts, that invest in the same financial markets and are managed by the same investment professionals according to a similar investment strategy as certain of the Funds. The Board concluded that the management of these products contributes to the Adviser’s financial stability and is helpful to the Adviser in attracting and retaining quality portfolio management personnel for the Funds. In addition, the Board concluded that the Adviser has established appropriate procedures to monitor conflicts of interest involving the management of the Funds and the other products and for resolving any such conflicts of interest in a fair and equitable manner.

In evaluating the investment performance and fees and expenses of each Fund, the Board considered the specific factors set forth below. The Board concluded, with respect to each Fund, that the

Van Eck Worldwide Insurance Trust

Approval of Advisory Agreements (continued)

performance of the Fund is satisfactory, and that the management fee charged to, and the total expense ratio of, the Fund are reasonable. In reaching its conclusions the Board took specific note of the following information with respect to each Fund:

Worldwide Bond Fund. The Board noted that: (1) the Fund had outperformed its Performance Universe average for the annualized one-, four-, and five-year periods ended December 31, 2006; (2) the Adviser has agreed to waive or to reimburse expenses through April 2008 to the extent necessary to maintain an agreed upon expense ratio; and (3) the Fund’s expense ratio, although higher than the median for its Peer Group, is not unreasonable in view of the relatively small size of the Fund and the nature of the global investment strategy used to pursue the Fund’s objective.

Worldwide Emerging Markets Fund. The Board noted that: (1) the Fund had outperformed its Performance Universe average and its benchmark index for the annualized one- through five-year periods ended December 31, 2006; (2) the Adviser has agreed to waive or to reimburse expenses through April 2008 to the extent necessary to maintain an agreed upon expense ratio; and (3) the Fund’s overall management fee and expense ratio, net of fee waivers, were lower than the median for its Peer Group.

Worldwide Hard Assets Fund. The Board noted that: (1) the Fund had outperformed its Performance Universe average and its benchmark index for the annualized one- through five-year periods ended December 31, 2006; (2) the Adviser has agreed to waive or to reimburse expenses through April 2008 to the extent necessary to maintain an agreed upon expense ratio; and (3) the Fund’s expense ratio is higher than the median for its Peer Group, but within the range of expense ratios for its Peer Group.

Worldwide Real Estate Fund. The Board noted that: (1) the Fund had outperformed its Performance Universe average and its benchmark index for the annualized two-, three- and four-year periods ended December 31, 2006; (2) the Adviser has agreed to waive or to reimburse expenses through April 2008 to the extent necessary to maintain an agreed upon expense ratio; (3) the Fund’s overall management fee during 2006, net of fee waivers, was lower than the median for its Peer Group; and (4) the Fund’s expense ratio, net of fee waivers, was within the range of expense ratios for its Peer Group.

The Board considered the profits, if any, realized by the Adviser from managing the Funds, in light of the services rendered and the costs associated with providing such services, and concluded that the profits realized by the Adviser from managing the Funds are not excessive. In this regard, the Board also considered the extent to which the Adviser may realize economies of scale as each Fund grows, and whether each Fund’s fee levels reflect these economies of scale for the benefit of shareholders. The Board concluded that, with respect to Worldwide Bond Fund and Worldwide Hard Assets Fund, the advisory fee breakpoints in place will allow the Funds to share the benefits of economies of scale as they grow in a fair and equitable manner. The Board also concluded that, with respect to each of Worldwide Emerging Markets Fund and Worldwide Real Estate Fund, the Adviser does not currently, and is unlikely in the foreseeable future to, realize material benefits from economies of scale and, therefore, the implementation of breakpoints would not be warranted at this time for either Fund.

The Board did not consider any single factor as controlling in determining whether or not to renew the investment advisory agreement. Nor are the items described herein all of the matters considered by the Board. Based on its consideration of the foregoing factors and conclusions, and such other factors and conclusions as it deemed relevant, and assisted by the advice of its independent counsel, the Board concluded that the renewal of the investment advisory agreements, including the fee structures (described herein) is in the interests of shareholders, and accordingly, the Board approved the continuation of the advisory agreements for an additional one-year period.

Investment Adviser:	Van Eck Associates Corporation
Distributor:	Van Eck Securities Corporation
99 Park Avenue, New York, NY 10016
www.vaneck.com
Account Assistance:	1.800.544.4653

This report must be preceded or accompanied by a Van Eck Worldwide Insurance Trust Prospectus, which includes more complete information. An investor should consider the investment objective, risks, and charges and expenses of the Fund carefully before investing. The prospectus contains this and other information about the investment company. Please read the prospectus carefully before investing.

Additional information about the Fund’s Board of Trustees/Officers and a description of the policies and procedures the Fund uses to determine how to vote proxies relating to portfolio securities are provided in the Statement of Additional Information and information regarding how the Fund voted proxies relating to portfolio securities during the most recent twelve month period ending June 30 is available, without charge, by calling 1.800.826.2333, or by visiting www.vaneck.com, or on the Securities and Exchange Commission’s website at http://www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Qs are available on the Commission’s website at http://www.sec.gov and may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1.800.SEC.0330. The Fund’s complete schedule of portfolio holdings is also available by calling 1.800.826.2333 or by visiting www.vaneck.com.

Item 2. CODE OF ETHICS.

     Not applicable.

Item 3. AUDIT COMMITTEE FINANCIAL EXPERT.

     Not applicable.

Item 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

     Not applicable.

Item 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

     Not applicable.

Item 6. SCHEDULE OF INVESTMENTS.

     Information included in Item 1.

Item 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END
        MANAGEMENT INVESTMENT COMPANIES.

     Not applicable.

Item 8. PORTFOLIO MANAGER OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

     Not applicable.

Item 9. PURCHASE OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT
        COMPANY AND AFFILIATED PURCHASERS.

     Not applicable.

Item 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

     No changes.

Item 11. CONTROLS AND PROCEDURES.

(a)  The Chief Executive Officer and the Chief Financial Officer have concluded that the Worldwide Real Estate Fund disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act) provide reasonable assurances that material information relating to the Worldwide
     Real Estate Fund is made known to them by the appropriate persons, based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.

(b)  There were no significant changes in the registrant's internal controls over financial reporting or in other factors that could significantly affect these controls over financial reporting subsequent to the date of our evaluation.

Item 12. EXHIBITS.

(a)(1) Not applicable.

(a)(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2 under the Act (17 CFR 270.30a-2) is attached as Exhibit 99.CERT.

(b)  Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 is furnished as Exhibit 99.906CERT.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the
Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) WORLDWIDE INSURANCE TRUST - WORLDWIDE REAL ESTATE FUND

By (Signature and Title) /s/ Bruce J. Smith, SVP & CFO
                         -----------------------------
Date August 28, 2007
     ---------------

Pursuant to the requirements of the Securities Exchange Act of 1934 and the
Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)  /s/ Keith J. Carlson, CEO
                        ---------------------------

Date August 28, 2007
     ---------------

By (Signature and Title) /s/ Bruce J. Smith, CFO
                        ------------------------
Date August 28, 2007
     ---------------